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Exhibit 10.31

                     AMENDMENT OF 1994 STOCK INCENTIVE PLAN


         The 1994 Stock Incentive Plan is hereby amended as follows:

                  Section 4(a)(ii) is deleted in its entirety.



         ---------------------------------
         Secretary


         Dated December 18, 1996